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                                                                   EXHIBIT 10.93
                         AMENDMENT TO LICENSE AGREEMENT

         This Amendment to License Agreement ("Amendment") is entered into as of January 1, 2001 by and between Mitsubishi-Tokyo Pharmaceuticals, Inc., with its principal offices at 2-6, Nihonbashi-Honcho 2-chome, Chuo-Ku, Tokyo 103-8405, Japan, a successor in interest to Mitsubishi Chemical Corporation ("Mitsubishi") and Triangle Pharmaceuticals, Inc., with its principal offices located at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 ("Triangle") and amends certain terms of that certain License Agreement, dated as of June 17, 1997, between Mitsubishi and Triangle (the "Agreement"). Capitalized terms not defined herein shall have the meanings given them in the Agreement.
                                    RECITALS
         A. Mitsubishi and Triangle have previously entered into the Agreement, pursuant to which Mitsubishi has licensed certain patent rights and know-how to Triangle relating to a compound known as MKC-442..
         B. As part of its diligence efforts in respect of MKC-442, Triangle is required to use its best efforts to file an NDA for a Licensed Product in at
least one Major Market Country     ***     , subject to certain extensions
permitted by the Agreement.
         C. Mitsubishi and Triangle desire to amend certain terms of the Agreement relating to such due diligence time limit.

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         NOW, THEREFORE, for good and valuable consideration, Mitsubishi and
Triangle hereby agree as follows:

         1. AMENDMENTS. Subsection 6.2(a) of the Agreement is hereby deleted in its entirety and replaced as follows:

                      "(a) files in at least one Major Market Country what it reasonably believes to be a complete NDA for a Licensed Product with the appropriate regulatory agency within *** after the Effective Date; provided, however, said *** period shall be subject to up to *** exensions of *** each at Triangle's election by payment to Mitsubishi of a sum of *** for each such *** extension;"

         2. GENERAL TERMS. The Agreement, as amended by this Amendment, constitutes the entire agreement between Mitsubishi and Triangle or regarding the subject matters contained therein and herein. In the event of any conflict between the provisions of the Agreement and this Amendment, the provisions of this Amendment shall govern and control. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflicts of laws principles. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. If any provision of this Amendment is for any reason held to be ineffective, unenforceable or illegal, such condition shall not affect the validity or enforceability of any of the remaining portions hereof; provided, further, that the parties shall


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                  negotiate in good faith to replace any ineffective,
                  unenforceable or illegal provision with an effective replacement as soon as is practical.

         IN WITNESS WHEREOF, Mitsubishi and Triangle have each executed this Amendment through an authorized officer as of the date written below.


                                    MIUTSUBISHI-TOKYO PHARMACEUTICALS, INC.

                                    By: /s/ Ryuichi Tomizawa
                                    Its: President
                                    Date: January 9, 2001


                                    TRIANGLE PHARMACEUTICALS, INC.

                                    By: /s/ Chris A Rallis
                                    Its: President
                                    Date: January 3, 2001